(Perritt MicroCap Opportunities Fund, Inc. Logo)

 A no-load mutual fund that invests in stocks of rapidly growing companies that at the time of purchase have equity market values below $300 million.

                               SEMI-ANNUAL REPORT

                                   UNAUDITED

                                No Sales Charges
                           No Redemption Charges*<F1>
                                 No 12b-1 Fees
                       Minimum Initial Investment $1,000
                      IRA Minimum Initial Investment $250
                           Dividend Reinvestment Plan
                           Systematic Withdrawal Plan
                           Automatic Investment Plan
                          Retirement Plans Including:
                               IRA  o  SIMPLE IRA
                              SEP IRA  o  Roth IRA
                            Education IRA  o  401(K)
           *<F1> 2% Redemption fee for shares held less than 90 days

                         The Fund can also he purchased
                       at the  following brokerage firms:
                            Charles Schwab & Company
                               and TD Waterhouse

                                 April 30, 2000

                             INVESTMENT PHILOSOPHY

The Perritt MicroCap Opportunities Fund invests in a diversified portfolio of equity securities. At the time of purchase, companies have a market capitalization of $300 million or less. The Fund seeks micro-cap companies that management believes have the potential for long term capital appreciation based on superior or niche products or services, operating characteristics, management or other factors. Investors should expect the Fund to have a mix of both value and growth stocks.

                              PRESIDENT'S MESSAGE

The Perritt MicroCap Opportunities Fund had a strong first half of fiscal year 2000, posting a gain of 36.8 percent. This return exceeds both the 18.1 percent gain for the benchmark Russell 2000 Index and the 6.6 percent advance in the Standard & Poor's 500 Index. Despite the stock market's decline in March and April, the Fund's share price has risen 15.1 percent during calendar year 2000, which compares favorably to the 0.3 percent gain in the Russell 2000 Index during the same period.

Both recent purchases and longer term holdings contributed positively to the Fund's robust performance during the last six months. The technology sector was especially strong, but individual securities in the healthcare and business-to-business Internet segments also made significant contributions. Integrated Silicon Solutions was the Fund's leading performer during the last six months. This SRAM manufacturer's share price rose 336 percent during that period. Other companies whose shares posted substantial advances during the last six months include: Westell Technologies, Excalibur Technologies, and LTX Corporation. (A detailed description of the Fund's top 10 holdings can be found on page 8, and a summary of the Fund's financial statistics appears on page 9.)

During the last 12 months, the Russell 2000 (small cap) Index returned 17.0 percent, 820 basis points more than the 8.8 percent S&P 500 (large cap) return. This is the first time in several years that small cap stocks have outperformed large cap stocks. History indicates that small cap stock performance tends to run in streaks that can last several years (i.e., small caps tend to either outperform or underperform large caps for several years in succession). Is this the beginning of a lengthy streak of exceptional small cap returns. Of course, no one knows for sure. However, small company stocks currently possess what we believe are extremely attractive valuations. And every single lengthy small cap overperformance streak began when small company stocks were selling at an average price-earnings multiple that was well-below the average price-earnings multiple of large cap stocks.

Despite the recent overperformance of small firm stocks and the modest advance in their average price-earnings multiple, small cap stock valuations remain near their 30-year lows. That has heightened our optimism regarding the continuation of a small cap overperformance streak. Furthermore, we believe that today's economic environment, strong earnings advances by small companies, and attractive valuations in the small cap sector portend a continuation of strong small cap returns.

As of this writing, the Federal Reserve has raised interest rates six times in the past year. While some stock market experts argue that rising interest rates are never good for common stocks, history has actually shown that small stocks tend to perform better than large stocks during a period marked by rising interest rates and expanding consumer prices. In fact, the most robust small cap overperformance streak in history occurred during the late 1970s and the early 1980s, when interest rates were rising sharply and the rate of inflation reached a double digit annual rate.

According to Prudential Securities, small stocks as a group produced earnings growth of nearly 23 percent in the first quarter of 2000, which matched the earnings growth for large stocks. The significance of these numbers is that this is the first time in nearly two years that small stocks as a group matched or beat the earnings growth rate for large stocks. Should small firm stocks deliver strong earnings growth in the second quarter, we believe that investor interest in this sector will expand.

Small stocks have been reasonably-priced (I say cheap) for more than three years. However, reasonable valuation has never proved to be the necessary condition to ignite a strong bull market in small firm stocks. Investors need
something much more compelling to pique their interest.   When the Internet IPO
bubble burst, we believe that investors found that catalyst. Add to that the recent strong small cap earnings growth and you have all the ingredients for a take-off in small cap stock prices.

I would like to thank my fellow shareholders of the Perritt MicroCap Opportunities Fund for their continued support. I am looking forward to what I believe will be a dynamic and prosperous decade for small stocks.

Michael Corbett,
President

                            STATEMENT OF NET ASSETS
                                   UNAUDITED

April 30, 2000
COMMON STOCKS - 99.5% (a)<F3>

Biotechnology - 4%
 16,000    Cytoclonal Pharmaceuticals*<F2>                         $  112,000
 30,000    Lifecell Corp.*<F2>                                        174,375
 23,000    Nabi*<F2>                                                  110,687
                                                                   ----------
                                                                      397,062

Building Materials - 1.3%
  6,000    Oglebay Norton                                             130,500

Business Services - 5.7%
  8,000    Euro99.Com A/S Spn Adr F*<F2>                               77,000
 15,000    IBS Interactive*<F2>                                       112,500
 14,500    ICT Group, Inc*<F2>                                         83,375
  5,000    Mobile Mini*<F2>                                           104,375
 11,000    Pomeroy Computer Resources*<F2>                            181,500
                                                                   ----------
                                                                      558,750

Capital Goods - 1.0%
  7,000    ASV, Inc.*<F2>                                              94,500

Chemicals & Related Products - 0.9%
  4,000    AEP Industries*<F2>                                         84,000

Consumer Products - Distributing - 0.9%
  5,000    Guest Supply Inc.                                           86,250

Consumer Products - Manufacturing - 1.4%
 13,500    Boston Acoustics                                           142,805

Consumer Services - 3.7%
 12,500    Lesco Inc.                                                 200,000
 30,000    TBC Corp.*<F2>                                             165,000
                                                                   ----------
                                                                      365,000

Financial Services - 3.6%
 12,000    Gabelli Asset Management*<F2>                              239,250
 20,000    Gilman & Ciocia*<F2>                                       120,000
                                                                   ----------
                                                                      359,250

Food - 3.6%
 12,000    J&J Snack Foods*<F2>                                       191,250
 19,000    Suprema Specialities*<F2>                                  168,625
                                                                   ----------
                                                                      359,875

Land Development - 1.1%
  5,000    Tejon Ranch*<F2>                                           109,375

Leisure - 1.5%
  9,000    Winnebago Industries                                       153,000

Medical Supplies & Services - 10.9%
 16,000    Candela Corp.*<F2>                                         215,000
 13,000    Exactech*<F2>                                              178,750
  8,000    RehabCare Group*<F2>                                       238,500
 28,000    US Physical Therapy*<F2>                                   266,000
 48,000    Zila, Inc.*<F2>                                            180,000
                                                                   ----------
                                                                    1,078,250

Military Equipment - 3.5%
 16,000    Engineered Support Systems, Inc.                           175,000
  9,500    Herley Industries*<F2>                                     169,812
                                                                   ----------
                                                                      344,812

Oil & Gas Related Services - 10.1%
 14,500    Aztec Manufacturing                                        197,562
 20,000    Bellwether Exploration*<F2>                                116,250
 18,000    Beta Oil & Gas Inc. *<F2>                                  141,750
  2,000    Input/Output Inc.*<F2>                                      14,750
 12,000    Petroleum Helicopters - Vtg                                117,000
 40,000    Remington Oil & Gas*<F2>                                   175,000
  7,000    Saint Mary Land & Exploration                              236,250
                                                                   ----------
                                                                      998,562

Retail - 6.0%
  6,000    Braun's Fashion Corp.*<F2>                                 137,250
  8,000    Finlay Enterprises Inc.*<F2>                                81,000
 18,000    Marinemax Inc.*<F2>                                        175,500
 16,000    Wilson's Leather Experts Inc.*<F2>                         194,000
                                                                   ----------
                                                                      587,750

Semi-Conductor Related Products - 11.7%
 20,000    IKOS Systems Inc.*<F2>                                     220,000
  9,000    Intergrated Silicon Solutions*<F2>                         275,062
  6,000    LTX Corp.*<F2>                                             274,500
 16,000    Robotic Vision, Inc.*<F2>                                  239,000
 14,500    SEMX Corp.*<F2>                                            145,000
                                                                   ----------
                                                                    1,153,562

Software - 12.4%
  6,000    Brooktrout, Inc.*<F2>                                      162,000
  7,000    Excaliber Technologies*<F2>                                248,500
  6,500    Mapinfo Corp.*<F2>                                         192,562
 25,000    Mathsoft Inc.*<F2>                                          75,000
 20,000    PLATO Learning Inc.*<F2>                                   205,000
 10,000    Prosoft Training.Com*<F2>                                  167,500
  9,100    Tangram Enterprise Solutions*<F2>                           50,050
 30,000    Vtel Corp.*<F2>                                            125,625
                                                                   ----------
                                                                    1,226,237

Speciality Manufacturing - 4.8%
 24,000    Barringer Technologies*<F2>                                154,500
 19,000    Woodhead Industries                                        318,250
                                                                   ----------
                                                                      472,750

Telecommunications - 11.3%
  7,000    Com21 Inc.*<F2>                                            196,000
 10,000    Corsair Communications*<F2>                                181,250
  8,000    Radyne Comstream*<F2>                                      151,000
  6,100    Tut Systems, Inc.*<F2>                                     292,800
 10,500    Westell Technologies Inc.*<F2>                             298,594
                                                                   ----------
                                                                    1,119,644
                                                                   ----------
Total Common Stocks (Cost $9,822,265)                               9,821,936

Demand Notes - 0.2%

$22,823    Firstar Bank 5.91% due 12/31/2031                           22,823
                                                                   ----------
Total Demand Notes (Cost $22,823)                                      22,823
                                                                   ----------

Total Investments (Cost $9,845,088)                                 9,844,759
                                                                   ----------

Cash & Receivables
   Net of Liabilities - 0.3%(a)<F3>                                    31,119
                                                                   ----------

Total Net Assets - 100%                                            $9,875,878
                                                                   ----------
                                                                   ----------

(Equivalent to $14.49 per share based on 681,400 shares of capital stocks outstanding.)
*<F2> Non-income producing security
(a)<F3> Percentages for various classifications relate to total net assets. The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
                                   UNAUDITED
                       NOVEMBER 1, 1999 TO APRIL 30, 2000

INCOME:
   Dividends                                                          $14,089
   Interest                                                            12,698
   Other income                                                       156,310
                                                                   ----------
                    Total income                                      183,097

EXPENSES:
   Advisory Fees                                                       54,957
   Legal Fees                                                           2,992
   Fund Accounting Expense                                             12,853
   Transfer Agent Fees                                                 11,617
   State Registration Fees                                              8,476
   Printing and Postage                                                 2,992
   Custodian Fees                                                       6,483
   Auditing & Tax Fees                                                  5,984
   Directors and Annual Meeting                                         2,493
   Insurance                                                              897
   Other Expenses                                                         998
                                                                   ----------
                    Total Expenses                                    110,742

   Expense reimbursement by advisor                                     9,580

                    Total net expenses                                101,162

                    Net investment gain                                81,935
                                                                   ----------

Net Realized Gain on Investments                                    1,083,191

Net Decrease in Unrealized Depreciation
of Investments                                                      2,179,982
                                                                   ----------

Net Gain on Investments                                             3,263,173

Net Increase in Net Assets Resulting
From Operations                                                    $3,345,108
                                                                   ----------

The accompanying notes to financial statements are an integral part of this statement.

                      STATEMENTS OF CHANGES IN NET ASSETS
                                   UNAUDITED
                       NOVEMBER 1, 1999 TO APRIL 30, 2000

                                 For the Six Months Ended   For the Year Ended
                                           April 30, 2000     October 31, 1999
OPERATIONS:
  Net investment gain (loss)                      $81,935            $(123,051)
  Net realized gain (loss) on investments       1,083,171              (36,067)
  Net decrease (increase) in unrealized
    depreciation of investments                 2,179,982             (755,233)
                                               ----------           ----------
  Increase (decrease) in net assets
    resulting from operations                   3,345,108             (914,351)
                                               ----------           ----------

CAPITAL SHARE TRANSACTIONS

  Proceeds from shares issued                   8,173,907            1,596,207
  Cost of shares redeemed                     (10,142,487)          (2,355,895)
  Decrease in net assets derived from
    capital share transactions                 (1,968,580)            (759,688)
                                               ----------           ----------

  Total increase (decrease)                     1,376,528           (1,674,039)

NET ASSETS AT THE BEGINNING OF THE PERIOD       8,499,350           10,173,389
                                               ----------           ----------

NET ASSETS AT THE END OF THE PERIOD            $9,875,878           $8,499,350
(including undistributed net investment        ----------           ----------
loss of ($437,298) and ($519,233), respectively)

The accompanying notes to financial statements are an integral part of this statement.

                              FINANCIAL HIGHLIGHTS

                                    6 Months Ended      Years Ended October 31
                                    April 30, 2000    1999      1998      1997
                                      (Unaudited)
Selected Per-Share Data
Net asset value, beginning of period    $10.59       $11.77    $17.75    $14.33
                                        ------       ------    ------    ------
Income from investment operations:
  Net investment gain (loss) income       0.10a       (0.15)a   (0.17)a   (0.05)
                                             <F4>          <F4>      <F4>
  Net realized and unrealized
  (loss) gain on investments              3.80        (1.03)    (3.55)     4.78
                                        ------       ------    ------    ------
Total from Investment Operations          3.90        (1.18)    (3.72)     4.73
                                        ------       ------    ------    ------
Less Distributions:
  From net investment income              0.00         0.00     (0.26)    (0.04)
  From net realized gains                 0.00         0.00     (2.00)    (1.27)
                                        ------       ------    ------    ------
Total Distributions                       0.00         0.00     (2.26)    (1.31)
                                        ------       ------    ------    ------
Net asset value, end of period          $14.49       $10.59    $11.77    $17.75
                                        ------       ------    ------    ------
                                        ------       ------    ------    ------

Total Return                            36.80%c     (10.03%)  (23.83%)   35.95%
                                             <F6>
Ratios and Supplemental Data
  Net assets, end of period
     (in thousands)                     $9,876       $8,499   $10,173   $24,831
  Ratio of expenses to average
     net assets                          1.75%b       1.72%     1.81%     1.52%
                                             <F5>
Ratio of net investment income           1.48%b       (1.2%)    (1.1%)    (0.6%)
                                             <F5>
Portfolio turnover rate                  60.8%c       53.4%     24.0%     83.1%
                                             <F6>

The accompanying notes to financial statements are an integral part of this statement.
a:<F4> Net investment income per share has been calculated based on average shares outstanding during the period.
b:<F5> Annualized
c:<F6> Not annualized

                                                                                                         Years Ended October 31
                                                1996           1995           1994           1993           1992           1991
Selected Per-Share Data
Net asset value, beginning of period           $14.17         $11.89         $12.54         $11.43         $11.36         $ 8.17
                                               ------         ------         ------         ------         ------         ------
Income from investment operations:
  Net investment (loss) income                  (0.16)         (0.13)         (0.13)         (0.14)         (0.12)         (0.02)
  Net realized and unrealized
  (loss) gain on investments                     2.42           3.01           0.02           1.61           0.31           3.27
                                               ------         ------         ------         ------         ------         ------
Total from Investment Operations                 2.26           2.88          (0.11)          1.47           0.19           3.25
                                               ------         ------         ------         ------         ------         ------
Less Distributions:
  From net investment income                    (0.90)            --             --          (0.08)            --          (0.06)
  From net realized gains                       (1.20)         (0.60)         (0.54)         (0.28)         (0.12)            --
                                               ------         ------         ------         ------         ------         ------
Total Distributions                             (2.10)         (0.60)         (0.54)         (0.36)         (0.12)         (0.06)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $14.33         $14.17         $11.89         $12.54         $11.43         $11.36
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

Total Return                                   18.56%         25.60%         (1.05%)        12.97%          1.70%         40.06%
Ratios and Supplemental Data
  Net assets, end of period
     (in thousands)                            $8,130         $6,729         $6,279         $7,208         $6,942         $6,183
  Ratio of expenses to average
     net assets                                 1.92%          2.07%          2.00%          1.96%          2.30%          2.50%
Ratio of net investment income                  (1.2%)         (1.0%)         (1.0%)         (1.1%)         (1.1%)         (0.2%)
Portfolio turnover rate                         58.0%          67.4%          39.2%          34.6%          24.4%          37.4%

                      10 LARGEST HOLDINGS (APRIL 30, 2000)

WOODHEAD INDUSTRIES (WDHD) is an integrated group of companies that operate in two business segments: Industrial Communications/Connectivity and Electrical Safety/Specialty Products. The Industrial Communications/Connectivity segment provides system components to connect devices in open networks. The Electrical Safety/Specialty Products segment manufactures highly customized products to improve safety and productivity in the industrial workplace.

WESTELL TECHNOLOGIES (WSTL) supplies high-speed Internet access equipment, DSL modems, Telephone Access Systems and maintenance equipment, to Regional Bell Operators. Conference Plus, Westell's service business, is an Application Service Provider, hosting and providing audio, video, IP conferencing and support services.

TUT SYSTEMS (TUTS) is the market leader of broadband equipment for the multi-tenant market. The company designs, develops and markets advanced communications products that enable high-speed data access over the copper infrastructure of telephone companies, as well as the copper telephone wires in homes, businesses and other buildings.

INTEGRATED SILICON SOLUTIONS (ISSI) designs, develops and markets high performance memory devices including static random access memory (SRAM), low and medium density dynamic random access memory (DRAM), and nonvolatile memory
(NVM), as well as voice recording devices and certain microcontrollers and embedded memories.

LTX CORPORATION (LTXX) is a manufacturer of semiconductor test equipment. The company's new Fusion all-in-one system offers single platform systems for testing analog, digital, mixed signal and system-on-a-chip integrated circuits.

U.S. PHYSICAL THERAPY (USPH) develops, owns and operates outpatient physical and occupational therapy clinics. With 113 clinics operating in 29 states, treatment focuses on worker's compensation, sports/recreational and post surgical injuries.

EXCALIBUR TECHNOLOGIES (EXCA) designs, develops, markets and supports enterprise-wide, accurate, scalable and secure knowledge-retrieval and digital asset management software solutions. The company recently entered into an agreement with Intel to merge Excalibur and a division of Intel together. The combined companies will operate in a similar fashion as Excalibur's business, but will also include a much broader scope of media services.

GABELLI ASSET MANAGEMENT (GBL) provides investment advisory and brokerage services to mutual fund, institutional and high net worth investors, primarily in the United States. The Company generally manages assets on a discretionary basis and invests in a variety of United States and international securities through various investment styles.

ROBOTIC VISION SYSTEMS (ROBV) designs, manufactures and sells products and systems that automate the inspection of semiconductors. The company also sells two-dimensional data collection and barcode reading systems.

REHABCARE GROUP (RHB) is a major U.S. provider of contract rehabilitation services, serving hospitals, long-term care units and outpatient facilities in all 50 states. The company manages and provides staff for medical rehabilitation, skilled nursing and therapy operations primarily at acute-care hospitals.

                             COMPARATIVE VALUATIONS

                                PERRITT MICROCAP     RUSSELL 2000      S&P 500
Average Price/Earnings Ratio                21.9             26.9         37.0
Average Price/Book Ratio                     4.9              5.3         10.5
Median Market Cap.                     $143 Mil.        $858 Mil.   $95.6 Bil.

                              ANNUAL TOTAL RETURN

                           6 MOS.        1 YEAR         5 YEARS       10 YEARS
Perritt MicroCap           36.8%          19.5%          11.6%           9.7%
Russell 2000               18.1           17.0           13.7           12.3
S&P 500                     6.6            8.8           23.1           15.9

FUND FACTS
Growth of $10,000
                    Five Years   $17,310
                    Ten Years     25,239
Net Assets                     $9.9 Mil.
Number of Holdings                    59
Ticker Symbol                      PRCGX
Expense Ratio (1999)                1.72%
Turnover Ratio (1999)                 53%

FIVE LARGEST INDUSTRIES
Software                            12.4%
Semiconductor                       11.7
Telecommunication                   11.3
Medical                             10.9
Oil & Gas                           10.1

                         NOTES TO FINANCIAL STATEMENTS

April 30, 2000

1. Listed securities are valued at the last sale price reported by the principal security Exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities that are traded over-the-counter are valued at the mean between the latest bid and ask price if no sale was effected. Demand notes and commercial paper are valued at amortized cost, which approximates fair value.

2. The Fund has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM"), with whom certain officers of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. The investment advisory agreement requires PCM to reimburse the Fund in the event that the Fund's expenses, as a percentage of the average net asset value, exceeds the most restrictive percentage as these terms are defined. The most restrictive percentage is 1.75%.

3. Provision has not been made for federal income tax since the Fund will elect to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

4. Net realized gains and losses on securities are computed using the first-in, first-out method.

5. Other assets and liabilities: Other assets consist of dividends receivable of $276, expenses to be reimbursed by PCM of $7,083 and receivables for investments sold of $41,937; other liabilities consist of accrued operating expenses of $18,177.

6. Sources of net assets: The April 30, 2000 total net assets consist of fund shares issued and outstanding $9,276,721, unrealized depreciation on investments ($329), accumulated net realized gain on investments $1,036,784 and undistributed net investment loss ($437,298).

                (Perritt MicroCap Opportunities Fund, Inc. Logo)

        10 S. Riverside Plaza  o  Suite 1520  o  Chicago, IL 60606-3911
             Tel 312-669-1650  o  800-331-8936  o  Fax 312-669-1235
       E-mail: PerrittCap@PerrittCap.com  o  Web Site: www.PerrittCap.com

                For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133

                               BOARD OF DIRECTORS
                                 David Maglich
                               Gerald W. Perritt
                                Dianne C. Click

                               INVESTMENT ADVISOR
                        Perritt Capital Management, Inc.
            10 S. Riverside Plaza, Suite 1520, Chicago, IL 60606-3911
                                  800-331-8936

                              OFFICERS OF THE FUND
                    Michael J. Corbett - President/Treasurer
                       Gerald W. Perritt - Vice President
                   Robert A. Laatz - Vice President/Secretary

                            INDEPENDENT ACCOUNTANTS
                      Altschuler, Melvoin and Glasser LLP
                  Thirty South Wacker Drive, Chicago, IL 60606

                                 LEGAL COUNSEL
                                Foley & Lardner
                 777 East Wisconsin Avenue, Milwaukee, WI 53202

                         CUSTODIAN, TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                             Firstar Trust Company
                     P.O. Box 701, Milwaukee, WI 53201-0701

                (Perritt MicroCap Opportunities Fund, Inc. Logo)

 This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities
                                   Fund, Inc.